UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 April 26, 2007
                                 --------------
                                 Date of Report
                        (Date of earliest event reported)


                           WSFS Financial Corporation
                           --------------------------
             (Exact name of Registrant as specified in its Charter)

       Delaware                            0-16668                  22-2866913
----------------------------          ---------------              -------------
(State or other jurisdiction          (SEC Commission              (IRS Employer
     of incorporation)                   File No.)                Identification
                                                                     Number)

500 Delaware Avenue, Wilmington, Delaware                           19899
-----------------------------------------                           -----
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code: (302)792-6000
                                                    -------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__   Written communications pursuant to Rule 425 under the Securities Act

__   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.


         On April 26, 2007, the Board of Directors appointed Mr. Mark A. Turner to a newly created seat on the Board. This is Mr. Turner's first term as a director. His promotion to President and Chief Executive Officer of the Registrant and its wholly-owned subsidiary bank, Wilmington Savings Fund Society, FSB, was effective April 26, 2007. Mr. Turner previously served as Chief Operating Officer.

         Also on April 26, 2007, Mr. Ted Weschler's term of office as a director expired and he retired from the Registrant's Board of Directors.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                             WSFS FINANCIAL CORPORATION


Date: May 2, 2007                            By:  /s/Stephen A. Fowle
                                                  ----------------------------
                                                  Stephen A. Fowle
                                                  Executive Vice President and
                                                  Chief Financial Officer